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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

              Date of Report (or Date of Earliest Event Reported):
                                October 16, 2001


                               PROSOFTTRAINING.COM
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                        000-21535               87-0448639
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)



3001 Bee Caves Road, Suite 300, Austin, Texas                      78746
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



               Registrant's telephone number, including area code:
                                 (512) 328-6140

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ITEM 5.  OTHER EVENTS.
         ------------


         On October 17, 2001, the Company received $2.5 million from Hunt Capital Growth Fund II, L.P. ("Hunt Capital") pursuant to the issuance to Hunt Capital of a Subordinated Secured Convertible Note. The Note is secured by all of the assets of the Company, has a five-year term, carries a 10% coupon, and does not require any interest payments until maturity. The Note is convertible into Common Stock of the Company at $0.795, which was 120% of the ten-day average closing market price of the Common Stock at closing. The Company has granted Hunt Capital certain registration rights with respect to the shares issuable upon conversion of the Note, and Hunt Capital has agreed not to sell those conversion shares or any other Company shares it owns for at least twelve months. Hunt Capital may accelerate the maturity of the Note upon certain events, including a sale or change of control of the Company or a financing by the Company. In addition, as further consideration for the investment, Hunt Capital received the right to certain payments upon a sale of the Company in the event the Company is sold in a transaction whose value falls below $145 million. The payment is $1 million unless the transaction value falls below $60 million at which point the payment would grow on a pro-rata basis to $4.5 million if the transaction value falls below $10 million.


         On October 22, 2001, the Company issued a press release attached hereto as Exhibit 99.1 reporting the termination of Mr. David I. Perl, President and Chief Operating Officer, and Mr. Jeffrey G. Korn, General Counsel, effective October 31, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

                  (c)      Exhibits

                           10.1 Subordinated Secured Convertible Note dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.

                           10.2 Security Agreement dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.

                           10.3 Securities Purchase Agreement dated as of October 16, 2001, between
                                    ProsoftTraining.com and Hunt Capital Growth
                                    Fund II, L.P.

                           10.4 Rights Agreement dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.

                           10.5 First Amendment to Registration Rights Agreement dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.

                           10.6 First Amendment to Securities Purchase Agreement dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.


                                       2

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                           10.7     Separation Agreement dated October 16, 2001,
                                    between ProsoftTraining.com and David I.
                                    Perl.

                           10.8 Separation Agreement dated October 16, 2001, between ProsoftTraining.com and Jeffrey G. Korn.

                           99.1     Press Release dated October 22, 2001.





                                       3

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   October 22, 2001


                                            PROSOFTTRAINING.COM

                                            By:    /s/ William J. Weronick
                                                   -----------------------------

                                            Name:  William J. Weronick
                                            Title: Vice President Finance


                                       4

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                                  EXHIBIT INDEX
                                  -------------

        Exhibit                             Exhibit Description
         No.

         10.1 Subordinated Secured Convertible Note dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.

         10.2 Security Agreement dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.

         10.3 Securities Purchase Agreement dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.

         10.4 Rights Agreement dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.

         10.5 First Amendment to Registration Rights Agreement dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.

         10.6 First Amendment to Securities Purchase Agreement dated as of October 16, 2001, between ProsoftTraining.com and Hunt Capital Growth Fund II, L.P.

         10.7 Separation Agreement dated October 16, 2001, between ProsoftTraining.com and David I. Perl

         10.8 Separation Agreement dated October 16, 2001, between ProsoftTraining.com and Jeffrey G. Korn

         99.1            Press Release dated October 22, 2001



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